Exhibit 99.1

Press Release

____________________________________________________________________________________________________________________________________________

TIDEWATER INC. ● 6002 Rogerdale Road, Suite 600 ● Houston, TX 77072 ● Telephone (713) 470-5300 ● Fax (888) 909-0946

Tidewater Reports Results for the Three-Months and Year Ended December 31, 2018

HOUSTON, February 28, 2019 — Tidewater Inc. (NYSE:TDW) announced today revenue for the three-months ended December 31, 2018, of $110.2 million and a net loss for the same period of $90.5 million (or $2.83 per common share), and revenue for the year ended December 31, 2018 of $406.5 million and a corresponding net loss of $171.5 million (or $6.45 per common share). Excluding certain costs outlined below, net loss for the three-months ended December 31, 2018 was $13.2 million (or $0.42 per common share) and net loss for the year ended December 31, 2018 was $65.5 million (or $2.45 per common share).

John T. Rynd, Tidewater’s President and Chief Executive Officer, commented, “Tidewater exhibited in 2018 key attributes that continue to demonstrate its leadership position in the global OSV industry. Our dedicated focus on maximizing revenue, cost control and capital discipline resulted in being both cash flow positive from operating activities and cash flow positive from investing activities for the full year 2018. In addition to these significant operational achievements, we completed the most noteworthy industry merger of the year. Tidewater’s platform enables value creation through its scalability and global position, and we will continue to look for opportunities to enhance these attributes in 2019.

“Our team has made substantial progress implementing our merger integration plan. Our operational shore based footprint has been rapidly reduced, with the closing of five overlapping facilities that included the consolidation of all corporate operations into the existing Tidewater headquarters in Houston. On announcement of the deal we committed to bringing the combined historical G&A run rate of $145 million down to $100 million on an annualized basis by the end of 2019. Based on the integration success we have achieved thus far and additional synergies we believe we can create by taking the best practices of both companies, we are committed to reducing that 2019 annualized exit run rate further, to $90 million, and we are continuing to look for additional savings. I am also very pleased that the optimization of the combined vessel fleet is progressing well, with several active and stacked vessels finding incremental employment at higher margins across the broader geographic footprint serviced by Tidewater – operating margin that could not have been captured by either company on its own.

“Our capital discipline focus, including fleet rationalization, working capital management, and disciplined investments in vessels, contributed significantly to our positive cash flow from operating and investing activities in 2018. We once again led our sector in selling stacked vessels out of the industry or to recycling yards in 2018. We will continue this commitment in 2019 and beyond to foster industry balance.”

Mr. Rynd concluded, “We are proud of our differentiated position as the strongest player in the OSV industry. Our 2019 goals reflect our commitment to value creation by exceeding our targeted merger synergies, growing our cash flow positive operations, maintaining our capital discipline, and continuing to provide our customers around the world with safe and reliable performance.”

As more fully explained in the company's Form 10-K for the year ended December 31, 2018, on November 15, 2018 (the “Merger Date”), the company completed its merger with GulfMark Offshore, Inc. (“GulfMark”). GulfMark’s results are included in our consolidated results beginning on the Merger Date.

Included in the $90.5 million ($2.83 per common share) net loss for the three months ending December 31, 2018 and the $171.5 million ($6.45 per common share) net loss for the year ending December 31, 2018 were the following costs:

	Three Months		Year
	Ended		Ended
	December 31,		December 31,
	2018		2018
(In millions, except per share data)		per share		per share
Non-cash long-lived asset impairments that resulted from impairment reviews	$36.9	1.15	61.1	2.30
Non-cash impairment to the due from affiliate balance	20.1	0.63	20.1	0.76
Make-whole premium related to the early repayment of the outstanding balance of GulfMark’s Term Loan Facility	8.1	0.25	8.1	0.31
General and administrative expenses related to the exit of leased offices in Houston, Texas; New Orleans and St. Rose, Louisiana; and Aberdeen, Scotland	5.5	0.17	5.5	0.21
General and administrative expenses related to professional services related to the business combination with GulfMark	4.5	0.14	9.0	0.34
General and administrative expenses for severance and similar expenses related to integrating Tidewater and GulfMark operations subsequent to the Merger Date	2.2	0.07	2.2	0.08
Total	$77.3	2.41	106.0	4.00

Common shares, New Creditor Warrants, GulfMark Creditor Warrants, and the sum of common shares, New Creditor Warrants and GulfMark Creditor Warrants outstanding at December 31, 2018 were 36,978,280, 2,220,857, 2,189,709 and 41,388,846, respectively. New Creditor Warrants and GulfMark Creditor Warrants are each exercisable to acquire one common share at strike prices of $0.001 and $0.01, respectively.

Tidewater will hold a conference call to discuss results for the three months and year ended December 31, 2018 on Friday, March 1, 2019 at 10:00 a.m. Central Time. Investors and interested parties may listen to the teleconference via telephone by calling 1-888-771-4371 if calling from the U.S. or Canada (1-847-585-4405 if calling from outside the U.S.) and ask for the “Tidewater” call just prior to the scheduled start.  A replay of the conference call will be available beginning at 12:00 p.m. Central Time on February 28, 2019, and will continue until 11:59 p.m. Central Time on March 3, 2019. To hear the replay, call 1-888-843-7419 (1-630-652-3042 if calling from outside the U.S.).  The conference call ID number is 48102498.

A simultaneous webcast of the conference call will be available online at the Tidewater Inc. website, www.tdw.com.  The online replay will be available until March 28, 2019.

The conference call will contain forward-looking statements in addition to statements of historical fact.  The actual achievement of any forecasted results or the unfolding of future economic or business developments in a way anticipated or projected by the company involves numerous risks and uncertainties that may cause the company’s actual performance to be materially different from that stated or implied in the forward-looking statements.  Such risks and uncertainties include, among other things, risks associated with the general nature of the oilfield service industry and other factors discussed within the “Risk Factors” section of Tidewater’s most recent Forms 10-Q and 10-K.

Tidewater owns and operates the largest fleet of Offshore Support Vessels in the industry, with over 60 years of experience supporting offshore energy exploration and production activities worldwide.

Note: all per-share amounts are stated on a diluted basis.

CONTACT: Tidewater Inc.,

Quintin V. Kneen

Chief Financial Officer

713-470-5231

Jason Stanley

Director, Investor Relations

713-470-5292

SOURCE: Tidewater Inc.

Financial information is displayed on the next page.

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except share and per share data)

	Successor
	Three Months	Three Months
	Ended	Ended
	December 31, 2018	December 31, 2017
Revenues:
Vessel revenues	$108,527	101,313
Other operating revenues	1,707	3,140
	110,234	104,453
Costs and expenses:
Vessel operating costs	74,967	68,201
Costs of other operating revenues	733	1,519
General and administrative (A)	36,487	30,373
Vessel operating leases	—	91
Depreciation and amortization	20,101	12,195
Loss (gain) on asset dispositions, net	(8,938)	(6,612)
Impairment of due from affiliate	20,083	—
Long-lived asset impairments	36,878	16,777
	180,311	122,544
Operating loss	(70,077)	(18,091)
Other income (expenses):
Foreign exchange gain (loss)	1,455	(349)
Equity in net earnings (losses) of unconsolidated companies	(3,871)	825
Interest income and other, net	5,799	1,898
Reorganization items	—	(2,419)
Loss on early extinguishment of debt	(8,119)	—
Interest and other debt costs, net	(7,708)	(7,769)
	(12,444)	(7,814)
Loss before income taxes	(82,521)	(25,905)
Income tax expense	7,856	(2,706)
Net loss	$(90,377)	(23,199)
Less: Net income (loss) attributable to noncontrolling interests	132	374
Net loss attributable to Tidewater Inc.	$(90,509)	(23,573)
Basic loss per common share	$(2.83)	(1.02)
Diluted loss per common share	$(2.83)	(1.02)
Weighted average common shares outstanding (B)	31,974,802	23,137,909
Dilutive effect of stock options and restricted stock	—	—
Adjusted weighted average common shares (B)	31,974,802	23,137,909

Note (A):  The company did not incur any restructuring-related professional services costs during the three months ended December 31, 2018 (Successor), but did incur professional services costs related to the combination with GulfMark during the three months ended December 31, 2018 of $4.5 million. General and administrative expenses for the three months ended December 31, 2018 (Successor) and December 31, 2017 (Successor), included stock-based compensation of $3.4 million and $2.6 million, respectively. In addition, general and administrative costs for the three months ended December 31, 2018 include $5.5 million in lease exit costs and $2.2 million of  severance and similar costs related to integrating Tidewater and GulfMark operations subsequent to the Merger Date.

Note (B):  Common shares, New Creditor Warrants, GulfMark Creditor Warrants, and the sum of common shares, New Creditor Warrants and GulfMark Creditor Warrants outstanding at December 31, 2018 were 36,978,280, 2,220,857, 2,189,709 and 41,388,846, respectively. New Creditor Warrants and GulfMark Creditor Warrants are each exercisable to acquire one common share at strike prices of $0.001 and $0.01, respectively.

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except share and per share data)

	Successor		Predecessor
		Period from	Period from
	Year	August 1, 2017	January 1, 2017
	Ended	through	through
	December 31, 2018	December 31, 2017	July 31, 2017
Revenues:
Vessel revenues	$397,206	171,884	303,501
Other operating revenues	9,314	6,869	8,617
	406,520	178,753	312,118
Costs and expenses:
Vessel operating costs	269,580	120,502	197,283
Costs of other operating revenues	5,530	3,792	5,037
General and administrative (C)	110,023	46,619	83,559
Vessel operating leases	—	1,215	14,607
Depreciation and amortization	58,293	20,337	85,039
Gain on asset dispositions, net	(10,624)	(6,616)	(9,625)
Impairment of due from affiliate	20,083	—	—
Long-lived asset impairments	61,132	16,777	249,606
	514,017	202,626	625,506
Operating loss	(107,497)	(23,873)	(313,388)
Other income (expenses):
Foreign exchange loss	106	(407)	(2,516)
Equity in net earnings (losses) of unconsolidated companies	(18,864)	2,130	7,627
Interest income and other, net	11,294	2,771	3,974
Reorganization items	—	(4,299)	(1,396,905)
Loss on early extinguishment of debt	(8,119)	—	—
Interest and other debt costs, net	(30,439)	(13,009)	(32,188)
	(46,022)	(12,814)	(1,420,008)
Loss before income taxes	(153,519)	(36,687)	(1,733,396)
Income tax expense	18,252	2,039	483
Net loss	$(171,771)	(38,729)	(1,733,879)
Less: Net income (loss) attributable to noncontrolling interests	(254)	540	7,884
Net loss attributable to Tidewater Inc.	$(171,517)	(39,266)	(1,741,763)
Basic loss per common share	$(6.45)	(1.82)	(36.98)
Diluted loss per common share	$(6.45)	(1.82)	(36.98)
Weighted average common shares outstanding (D)	26,589,883	21,539,143	47,104,117
Dilutive effect of stock options and restricted stock	—	—	—
Adjusted weighted average common shares (D)	26,589,883	21,539,143	47,104,117

Note (C):  The company did not incur any restructuring-related professional services costs during the year ended December 31, 2018 (Successor), but did incur professional services costs related to the combination with GulfMark during the year ended December 31, 2018 of $9.0 million. Restructuring-related professional services costs included in general and administrative expenses for the period from January 1, 2017 through July 31, 2017 (Predecessor), were $23.4 million. General and administrative expenses for the year ended December 31, 2018 (Successor), the period from August 1, 2017 through December 31, 2017 (Successor) and the period from January 1, 2017 through July 31, 2017 (Predecessor), included stock-based compensation of $13.4 million, $1.2 million and $0.8 million, respectively.  In addition, general and administrative costs for the year ended December 31, 2018 includes $5.5 million in lease exit costs and $2.2 million of  severance and similar costs related to integrating Tidewater and GulfMark operations subsequent to the Merger Date.

Note (D):  Common shares, New Creditor Warrants, GulfMark Creditor Warrants, and the sum of common shares, New Creditor Warrants and GulfMark Creditor Warrants outstanding at December 31, 2018 were 36,978,280, 2,220,857, 2,189,709 and 41,388,846, respectively. New Creditor Warrants and GulfMark Creditor Warrants are each exercisable to acquire one common share at strike prices of $0.001 and $0.01, respectively.

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except share and par value data)

	Successor
	December 31,	December 31,
ASSETS	2018	2017
Current assets:
Cash and cash equivalents	$371,791	432,035
Restricted cash	25,953	21,300
Trade and other receivables, net	111,266	114,184
Due from affiliates	132,951	230,315
Marine operating supplies	29,505	28,220
Other current assets	11,836	19,130
Total current assets	683,302	845,184
Investments in, at equity, and advances to unconsolidated companies	1,039	29,216
Net properties and equipment	1,089,857	850,935
Deferred drydocking and survey costs	22,215	3,208
Other assets	31,326	31,052
Total assets	$1,827,739	1,759,595

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$31,939	38,497
Accrued expenses	61,784	54,806
Due to affiliates	34,972	99,448
Accrued property and liability losses	2,726	2,585
Current portion of long-term debt	8,568	5,103
Other current liabilities	18,366	19,693
Total current liabilities	158,355	220,132
Long-term debt	430,436	443,057
Accrued property and liability losses	4,123	2,471
Other liabilities and deferred credits	89,902	71,991

Commitments and contingencies

Equity:
Common stock of $0.001 par value, 125,000,000 shares authorized, 36,978,280 and 22,115,916 shares issued and outstanding at December 31, 2018 and December 31, 2017, respectively	37	22
Additional paid-in capital	1,352,388	1,059,120
Accumulated deficit	(210,783)	(39,266)
Accumulated other comprehensive income (loss)	2,194	(147)
Total stockholders’ equity	1,143,836	1,019,729
Noncontrolling interests	1,087	2,215
Total equity	1,144,923	1,021,944
Total liabilities and equity	$1,827,739	1,759,595

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

(In thousands)

	Successor
	Three Months	Three Months
	Ended	Ended
	December 31, 2018	December 31, 2017
Net loss	$(90,377)	(23,199)
Other comprehensive income:
Unrealized gains (losses) on available for sale securities, net of tax of $0 and $0	—	174
Change in supplemental executive retirement plan liability, net of tax of $0 and $0	2,214	(1,582)
Change in pension plan minimum liability, net of tax of $0 and $0	1,919	(357)
Change in other benefit plan minimum liability, net of tax of $0 and $0	(1,536)	1,536
Total comprehensive loss	$(87,780)	(23,428)

	Successor		Predecessor
		Period from	Period from
	Year	August 1, 2017	January 1, 2017
	Ended	through	through
	December 31, 2018	December 31, 2017	July 31, 2017
Net loss	$(171,771)	(38,726)	(1,733,879)
Other comprehensive income:
Unrealized gains (losses) on available for sale securities, net of tax of $0, $0 and $61	(256)	256	67
Change in loss on derivative contract, net of tax of $0, $0 and $823	—	—	1,317
Change in supplemental executive retirement plan liability, net of tax of $0, $0 and ($927)	2,214	(1,582)	(2,257)
Change in pension plan minimum liability, net of tax of $0, $0 and $215	1,919	(357)	(195)
Change in other benefit plan minimum liability, net of tax of $0, $0 and ($2,046)	(1,536)	1,536	(5,267)
Total comprehensive loss	$(169,430)	(38,873)	(1,740,214)

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	Successor		Predecessor
		Period from	Period from
	Year	August 1, 2017	January 1, 2017
	Ended	through	through
	December 31, 2018	December 31, 2017	July 31, 2017
Operating activities:
Net loss	$(171,771)	(38,726)	(1,733,879)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Reorganization items	—	—	1,368,882
Depreciation and amortization	51,332	20,131	85,039
Amortization of deferred drydocking and survey costs	6,961	206	—
Amortization of debt premium and discounts	(1,856)	(715)	—
Provision for deferred income taxes	572	—	(7,743)
Gain on asset dispositions, net	(10,624)	(6,616)	(9,625)
Impairment of due from affiliate	20,083	—	—
Long-lived asset impairments	61,132	16,777	249,606
Loss on debt extinguishment	8,119	—	—
Changes in investments in, at equity, and advances to unconsolidated companies	28,177	(4,531)	(9,314)
Compensation expense - stock-based	13,406	3,731	819
Excess tax liability on stock option activity	—	—	4,927
Changes in assets and liabilities, net:
Trade and other receivables	9,088	2,312	57,337
Changes in due to/from related parties, net	28,644	(2,373)	26,262
Marine operating supplies	(1,955)	1,229	(320)
Other current assets	10,893	10,305	(8,298)
Accounts payable	(15,174)	(1,259)	(10,715)
Accrued expenses	(13,489)	(24,896)	24,339
Accrued property and liability losses	141	(176)	(813)
Other current liabilities	1,332	(4,026)	(7,131)
Other liabilities	(2,023)	(1,089)	4,768
Cash paid for deferred drydocking and survey costs	(25,968)	(3,414)	—
Other, net	6,921	(2,416)	14,422
Net cash provided by (used in) operating activities	3,941	(35,546)	48,563
Cash flows from investing activities:
Proceeds from sales of assets	46,115	32,742	4,636
Additions to properties and equipment	(21,391)	(9,834)	(10,620)
Proceeds related to novated vessel construction contract	—	—	5,272
Cash and cash equivalents from stock based merger	43,806	—	—
Net cash provided by (used in) investing activities	68,530	22,908	(712)
Cash flows from financing activities:
Principal payment on long-term debt	(105,169)	(1,176)	(7,856)
Payments to General Unsecured Creditors	(8,377)	(93,719)	(122,806)
Debt extinguishment	(8,119)	—	—
Cash received for issuance of common stock	3	2	—
Tax on share-based award	(4,400)	—	—
Other	(2,000)	—	(6,127)
Net cash used in financing activities	(128,062)	(94,893)	(136,789)
Net change in cash, cash equivalents and restricted cash	(55,591)	(107,531)	(88,938)
Cash, cash equivalents and restricted cash at beginning of period	453,335	560,866	649,804
Cash, cash equivalents and restricted cash at end of period	$397,744	453,335	560,866
Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest, net of amounts capitalized	$32,326	8,223	9,795

Income taxes	$16,828	4,654	9,607
Supplemental disclosure of noncash investing activities:
Merger with GulfMark	$285,492	—	—
Supplemental disclosure of noncash financing activities:
Common stock issued for GulfMark merger	$285,492	—	—

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF EQUITY

(In thousands)

(In thousands)	Common stock	Additional paid-in capital	Retained earnings (deficit)	Accumulated other comprehensive income (loss)	Non controlling interest	Total
Balance at April1, 2016 (Predecessor)	$4,707	166,604	2,121,660	(6,866)	6,034	2,292,139
Total comprehensive loss	—	—	(660,118)	(3,478)	10,107	(653,489)
Stock option activity	—	1,146	—	—	—	1,146
Amortization/cancellation of restricted stock units	5	(2,529)	372	—	—	(2,152)
Balance at March 31, 2017 (Predecessor)	$4,712	165,221	1,461,914	(10,344)	16,141	1,637,644
Total comprehensive loss	—	—	(1,646,909)	(2,435)	—	(1,649,344)
Stock option expense	—	390	—	—	—	390
Cancellation/forfeiture of restricted stock units	—	1,254	—	—	—	1,254
Amortization of restricted stock units	—	2	—	—	—	2
Cash paid to noncontrolling interests	—	—	—	—	(1,200)	(1,200)
Balance at July 31, 2017 (Predecessor)	$4,712	166,867	(184,995)	(12,779)	14,941	(11,254)
Cancellation of Predecessor equity	(4,712)	(166,867)	184,995	12,779	(13,266)	12,929
Balance at July 31, 2017 (Predecessor)	$—	—	—	—	1,675	1,675

Issuance of Successor common stock and warrants	$18	1,055,391	—	—	—	1,055,409

Balance at August 1, 2017 (Successor)	$18	1,055,391	—	—	1,675	1,057,084
Total comprehensive loss	—	—	(39,266)	(147)	540	(38,873)
Issuance of common stock	4	(2)	—	—	—	2
Amortization/cancellation of restricted stock units	—	3,731	—	—	—	3,731
Balance at December 31, 2017 (Successor)	$22	1,059,120	(39,266)	(147)	2,215	1,021,944
Total comprehensive loss	—	—	(171,517)	2,341	(254)	(169,430)
Issuance of common stock from exercise of warrants	6	(3)	—	—	—	3
Issuance of common stock for GulfMark merger	9	285,483	—	—	—	285,492
Amortization of restricted stock units	—	8,914	—	—	—	8,914
Cash paid to noncontrolling interests	—	(1,126)	—	—	(874)	(2,000)
Balance at December 31, 2018 (Successor)	$37	1,352,388	(210,783)	2,194	1,087	1,144,923

The company’s vessel revenues and vessel operating costs and the related percentage of total vessel revenues, were as follows:

	Successor
	Three Months		Three Months
	Ended		Ended
	December 31, 2018		December 31, 2017
(In thousands)		%		%
Vessel revenues:
Americas	$31,813	29%	28,335	28%
Middle East/Asia Pacific	19,474	20%	23,176	23%
Europe/Mediterranean Sea	20,717	13%	11,035	11%
West Africa	36,523	38%	38,767	38%
Total vessel revenues	$108,527	100%	101,313	100%
Vessel operating costs:
Crew costs	$45,133	39%	37,149	37%
Repair and maintenance	9,405	9%	7,709	7%
Insurance and loss reserves	637	2%	2,946	3%
Fuel, lube and supplies	9,315	8%	9,400	9%
Other	10,477	13%	10,997	11%
'Total vessel operating costs	74,967	67%	68,201	67%
Vessel operating margin (F)	33,560	33%	33,112	33%

	Successor				Predecessor
			Period from		Period from
	Year		August 1, 2017		January 1, 2017
	Ended		through		through
	December 31, 2018		December 31, 2017		July 31, 2017
(In thousands)		%		%		%
Vessel revenues:
Americas (E)	$118,534	30%	45,784	27%	121,380	40%
Middle East/Asia Pacific	80,195	20%	39,845	23%	62,991	21%
Europe/Mediterranean Sea	56,263	14%	19,895	11%	25,631	8%
West Africa	142,214	36%	66,360	39%	93,499	31%
Total vessel revenues (E)	$397,206	100%	171,884	100%	303,501	100%
Vessel operating costs:
Crew costs	$153,340	39%	64,854	38%	98,482	32%
Repair and maintenance	33,721	8%	14,082	8%	40,112	13%
Insurance and loss reserves	51	<1%	4,625	3%	2,183	1%
Fuel, lube and supplies	34,489	9%	16,390	9%	21,558	7%
Other	47,979	12%	20,551	12%	34,948	12%
Total vessel operating costs	269,580	68%	120,502	70%	197,283	65%
Vessel operating margin (F)	$127,626	32%	51,382	30%	106,218	35%

Note (E): Included in Americas and total vessel revenues for the period January 1, 2017 through July 31, 2017 (Predecessor),

is $39.1 million of revenue related to the early cancellation of a long-term vessel charter contract.

Note (F): Vessel operating margin equals vessel revenues less vessel operating costs and excludes general and administrative expenses, vessel operating leases and depreciation and amortization expenses.  The following tables reconcile vessel operating margin as presented above to vessel operating profit (loss):

	Successor
	Three Months	Three Months
	Ended	Ended
(In thousands)	December 31, 2018	December 31, 2017
Vessel operating margin	$33,560	33,112
General and administrative expenses - vessel operations	(19,786)	(19,946)
Vessel operating leases	—	(91)
Depreciation and amortization - vessel operations	(18,039)	(11,681)
Vessel operating profit (loss)	$(4,265)	1,394

	Successor		Predecessor
		Period from	Period from
	Year	August 1, 2017	January 1, 2017
	Ended	through	through
(In thousands)	December 31, 2018	December 31, 2017	July 31, 2017
Vessel operating margin	$127,626	51,382	106,218
General and administrative expenses - vessel operations	(69,386)	(31,160)	(43,326)
Vessel operating leases	—	(1,215)	(14,607)
Depreciation and amortization - vessel operations	(55,915)	(19,344)	(81,776)
Vessel operating profit (loss)	$2,325	(337)	(33,491)

The company’s operating loss and other components of loss before income taxes and its related percentage of total revenues, were as follows:

	Successor
	Three Months		Three Months
	Ended		Ended
	December 31, 2018		December 31, 2017
(In thousands)		%		%
Vessel operating profit (loss):
Americas	$(2,944)	(3%)	1,052	1%
Middle East/Asia Pacific	(2,088)	(2%)	(493)	(<1%)
Europe/Mediterranean Sea	(2,606)	(2%)	(785)	(1%)
West Africa	3,373	3%	1,620	2%
	(4,265)	(4%)	1,394	1%
Other operating profit	975	1%	805	1%
	(3,290)	(3%)	2,199	2%

Corporate expenses (G)	(18,764)	(17%)	(10,125)	(10%)

Gain (loss) on asset dispositions, net	8,938	8%	6,612	6%
Impairment of due from affiliate	(20,083)	(18%)	—	—
Long-lived asset impairments	(36,878)	(33%)	(16,777)	(15%)
Operating loss	$(70,077)	(64%)	(18,091)	(17%)
Foreign exchange gain (loss)	1,455	1%	(349)	(<1%)
Equity in net earnings (losses) of unconsolidated companies	(3,871)	(4%)	825	<1%
Interest income and other, net	5,799	5%	1,898	2%
Reorganization items	—	—	(2,419)	(2%)
Loss on early extinguishment of debt	(8,119)	(7%)	—	—
Interest and other debt costs, net	(7,708)	(7%)	(7,769)	(8%)
Loss before income taxes	$(82,521)	(75%)	(25,905)	(25%)

Note (G):  The company did not incur any restructuring-related professional services costs during the three months ended December 31, 2018 (Successor), but did incur professional services costs related to the combination with GulfMark during the three months ended December 31, 2018 of $4.5 million. General and administrative expenses for the three months ended December 31, 2018 (Successor) and December 31, 2017 (Successor), included stock-based compensation of $3.4 million and $2.6 million, respectively.

	Successor				Predecessor
			Period from		Period from
	Year		August 1, 2017		January 1, 2017
	Ended		through		through
	December 31, 2018		December 31, 2017		July 31, 2017
(In thousands)		%		%		%
Vessel operating profit (loss):
Americas (H)	$8,860	2%	(1,599)	(1%)	8,069	3%
Middle East/Asia Pacific	(4,417)	(1%)	451	<1%	(7,597)	(2%)
Europe/Mediterranean Sea	(9,359)	(2%)	(1,497)	(1%)	(19,783)	(6%)
West Africa	7,240	2%	2,308	1%	(14,180)	(5%)
	2,324	1%	(337)	(<1%)	(33,491)	(10%)
Other operating profit	3,742	1%	1,614	1%	651	<1%
	6,066	2%	1,277	1%	(32,840)	(10%)

Corporate expenses (I)	(42,972)	(11%)	(14,989)	(8%)	(40,567)	(13%)

Gain on asset dispositions, net	10,624	3%	6,616	3%	9,625	3%
Impairment of due from affiliate	(20,083)	5%	—	—	—	—
Long-lived asset impairments	(61,132)	(15%)	(16,777)	(9%)	(249,606)	(80%)
Operating loss	$(107,497)	(25%)	(23,873)	(13%)	(313,388)	(100%)
Foreign exchange loss	106	<1%	(407)	(<1%)	(2,516)	(<1%)
Equity in net earnings (losses) of unconsolidated companies	(18,864)	(5%)	2,130	1%	7,627	2%
Interest income and other, net	11,294	3%	2,771	1%	3,974	1%
Reorganization items	—	—	(4,299)	(3%)	(1,396,905)	(448%)
Loss on early extinguishment of debt	(8,119)	(2%)	—	—	—	—
Interest and other debt costs, net	(30,439)	(7%)	(13,009)	(7%)	(32,188)	(10%)
Loss before income taxes	$(153,519)	(37%)	(36,687)	(21%)	(1,733,396)	(555%)

Note (H):  Americas segment vessel operating profit for the period from January 1, 2017 through July 31, 2017 (Predecessor), includes $39.1 million of revenue related to the early cancellation of a long-term vessel charter contract.

Note (I):  The company did not incur any restructuring-related professional services costs during the year ended December 31, 2018 (Successor), but did incur professional services costs related to the combination with GulfMark during the year ended December 31, 2018 of $9.0 million. Restructuring-related professional services costs included in general and administrative expenses for the period from January 1, 2017 through July 31, 2017 (Predecessor), were $23.4 million. General and administrative expenses for the year ended December 31, 2018 (Successor), the period from August 1, 2017 through September 30, 2017 (Successor) and the period from July 1, 2017 through July 31, 2017 (Predecessor), included stock-based compensation of $13.4 million, $1.2 million and $0.8 million, respectively.

TIDEWATER INC.

CONSOLIDATED STATEMENTS OF EARNINGS (LOSS) – QUARTERLY DATA

(Unaudited)

(In thousands, except share and per share data)

	Three Months Ended

	December 31,	September 30,	June 30,	March 31,	December 31,
	2018	2018	2018	2018	2017
Revenues:
Vessel revenues	$108,527	97,011	104,174	87,494	101,313
Other operating revenues	1,707	2,181	1,427	3,999	3,140
	110,234	99,192	105,601	91,493	104,453
Costs and expenses:
Vessel operating costs	74,967	65,237	68,012	61,364	68,201
Costs of other operating revenues	733	1,681	642	2,474	1,519
General and administrative (J)	36,487	25,546	24,425	23,565	30,373
Vessel operating leases	—	—	—	—	91
Depreciation and amortization	20,101	13,390	12,785	12,017	12,195
Gain on asset dispositions, net	(8,938)	1,571	(1,338)	(1,919)	(6,612)
Impairment of due from affiliate	20,083	—	—	—	—
Asset impairments	36,878	16,853	1,215	6,186	16,777
	180,311	124,278	105,741	103,687	122,544
Operating loss	(70,077)	(25,086)	(140)	(12,194)	(18,091)
Other income (expenses):
Foreign exchange loss	1,455	1	(1,002)	(348)	(349)
Equity in net earnings (losses) of unconsolidated companies	(3,871)	56	390	(15,439)	825
Interest income and other	5,799	2,709	2,914	(128)	1,898
Reorganization items (J)	—	—	—	—	(2,419)
Loss on debt extinguishment	(8,119)	—	—	—	—
Interest and other debt costs	(7,708)	(7,585)	(7,547)	(7,599)	(7,769)
	(12,444)	(4,819)	(5,245)	(23,514)	(7,814)
Loss before income taxes	(82,521)	(28,905)	(5,385)	(35,708)	(25,905)
Income tax (benefit) expense	7,856	1,278	5,797	3,321	(2,706)
Net loss	$(90,377)	(31,183)	(11,182)	(39,029)	(23,199)
Less: Net income (loss) attributable to noncontrolling interests	132	(287)	(242)	143	374
Net loss attributable to Tidewater Inc.	$(90,509)	(30,896)	(10,940)	(39,172)	(23,573)
Basic loss per common share	$(2.83)	(1.16)	(0.44)	(1.67)	(1.02)
Diluted loss per common share	$(2.83)	(1.16)	(0.44)	(1.67)	(1.02)
Weighted average common shares outstanding (K)	31,974,802	26,614,507	24,654,220	23,424,943	23,137,909
Dilutive effect of stock options and restricted stock	—	—	—	—	—
Adjusted weighted average common shares	31,974,802	26,614,507	24,654,220	23,424,943	23,137,909

Vessel operating margin	$33,560	31,774	36,162	26,130	33,112

Note (J): Restructuring and merger-related items:
Professional services costs included in general and administrative expenses related to the business combination with GulfMark	$4,465	3,036	1,547	—	—
Restructuring-related professional services costs included in reorganization items		—	—	—	2,031
Restructuring-related sale leaseback vessel redelivery costs included in reorganization items		—	—	—	388
Total	$4,465	3,036	1,547	—	2,419

Note (K):  Weighted average shares outstanding for the quarters ended December 31, 2018,  September 30, 2018, June 30, 2018, March 31, 2018 and December 31, 2017 include 2,547, 300,646, 0, 108,044 and 924,125 shares issuable upon the exercise of New Creditor Warrants held by U.S. citizens. Common shares and Creditor Warrants and the sum of common shares and Creditor Warrants outstanding at December 31, 2018 were 36,978,280, 4,410,846 and 41,388,846, respectively.  Common shares and New Creditor Warrants and the sum of common shares and New Creditor Warrants outstanding at September 30, 2018 were 26,815,991, 3,512,416 and 30,328,407, respectively. Common shares and New Creditor Warrants and the sum of common shares and New Creditor Warrants outstanding at June 30, 2018 were 26,085,274, 3,924,441 and 30,009,715, respectively. Common shares and New Creditor Warrants and the sum of common shares and New Creditor Warrants outstanding at March 31, 2018 were 23,988,075, 6,021,696 and 30,009,771, respectively.  Common shares and New Creditor Warrants and the sum of common shares and New Creditor Warrants outstanding at December 31, 2017 were 22,115,916, 7,884,006 and 29,999,922, respectively.

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

(In thousands)

	December 31,	September 30,	June 30,	March 31,	December 31,
ASSETS	2018	2018	2018	2018	2017
Current assets:
Cash and cash equivalents	$371,791	461,088	459,286	442,472	432,035
Restricted cash	25,953	7,466	5,213	2,847	21,300
Trade and other receivables, net (L)	111,266	88,013	96,630	115,754	114,184
Due from affiliates	132,951	174,349	197,059	207,919	230,315
Marine operating supplies	29,505	27,591	28,930	28,896	28,220
Other current assets	11,836	9,880	10,213	18,181	19,130
Total current assets	683,302	768,387	797,331	816,069	845,184
Investments in, at equity, and advances to unconsolidated companies	1,039	1,129	1,335	13,503	29,216
Net properties and equipment	1,089,857	790,055	817,140	827,678	850,935
Deferred drydocking and survey costs	22,215	16,053	14,372	11,430	3,208
Other assets	31,326	28,700	26,779	30,783	31,052
Total assets	$1,827,739	1,604,324	1,656,957	1,699,463	1,759,595

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable (L)	$31,939	30,571	30,561	45,781	38,497
Accrued expenses	61,784	46,060	49,312	56,408	54,806
Due to affiliates	34,972	48,064	62,353	78,135	99,448
Accrued property and liability losses	2,726	2,447	2,790	2,852	2,585
Current portion of long-term debt	8,568	7,671	6,290	5,215	5,103
Other current liabilities	18,366	18,894	17,815	8,826	19,693
Total current liabilities	158,355	153,707	169,121	197,217	220,132
Long-term debt	430,436	435,301	438,559	442,729	443,057
Accrued property and liability losses	4,123	4,212	2,651	2,561	2,471
Other liabilities and deferred credits	89,902	67,196	71,100	71,475	71,991

Commitments and Contingencies

Equity:
Common stock	37	27	26	24	22
Additional paid-in capital	1,352,388	1,063,603	1,064,039	1,061,983	1,059,120
Retained earnings	(210,783)	(120,274)	(89,378)	(78,438)	(39,266)
Accumulated other comprehensive income (loss)	2,194	(403)	(403)	(446)	(147)
Total stockholders’ equity	1,143,836	942,953	974,284	983,123	1,019,729
Noncontrolling interests	1,087	955	1,242	2,358	2,215
Total equity	1,144,923	943,908	975,526	985,481	1,021,944
Total liabilities and equity	$1,827,739	1,604,324	1,656,957	1,699,463	1,759,595

Supplemental Information
Due from related parties, net of due to related parties:
Sonatide (Angola)	$79,829	102,512	106,084	129,784	130,867
DTDW (Nigeria)	18,150	23,773	28,622	25,184	23,708
Total	$97,979	126,285	134,706	154,968	154,575

Note (L):  Included in Trade and other receivables, net, for the quarters ended March 31, 2018 and December 31, 2017 are $37,761 and $33,353, respectively, of amounts due from our DTDW (Nigeria) joint venture.  Included in accounts payable for the quarters ended March 31, 2018 and December 31, 2017 are $12,577 and $9,645, respectively, of amounts due to our DTDW (Nigeria) joint venture.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2018	2018	2018	2018	2017
VESSEL REVENUE BY VESSEL CLASS (In thousands):

Americas fleet:
Deepwater	$21,412	19,513	22,661	16,205	17,062
Towing-supply	8,283	6,417	7,560	6,846	8,263
Other	2,118	2,109	2,380	3,030	3,010
Total	$31,813	28,039	32,601	26,081	28,335
Middle East/Asia Pacific fleet:
Deepwater	$8,705	7,607	9,603	9,564	9,066
Towing-supply	10,959	12,156	12,783	8,824	14,110
Other	(190)	164	20	—	—
Total	$19,474	19,927	22,406	18,388	23,176
Europe/Mediterranean Sea fleet:
Deepwater	$19,876	11,643	12,596	9,020	10,395
Towing-supply	841	923	761	603	641
Total	$20,717	12,566	13,357	9,623	11,036
West Africa fleet:
Deepwater	$15,287	15,101	14,314	13,938	14,358
Towing-supply	16,807	17,805	17,321	16,139	19,807
Other	4,429	3,573	4,175	3,325	4,601
Total	$36,523	36,479	35,810	33,402	38,766
Worldwide fleet:
Deepwater	$65,278	53,864	59,174	48,727	50,881
Towing-supply	36,890	37,301	38,425	32,412	42,821
Other	6,359	5,846	6,575	6,355	7,611
Total	$108,527	97,011	104,174	87,494	101,313

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2018	2018	2018	2018	2017
AVERAGE NUMBER OF VESSELS (M):

Americas fleet:
Deepwater	35	26	25	26	31
Towing-supply	20	15	15	15	16
Other	7	6	6	6	6
Total	62	47	46	47	53
Stacked vessels	(27)	(20)	(19)	(20)	(27)
Active vessels	35	27	27	27	26
Middle East/Asia Pacific fleet:
Deepwater	20	17	18	19	21
Towing-supply	28	32	35	37	39
Other	—	—	—	—	—
Total	48	49	53	56	60
Stacked vessels	(11)	(9)	(12)	(15)	(20)
Active vessels	37	40	41	41	40
Europe/Mediterranean Sea fleet:
Deepwater	31	18	18	17	17
Towing-supply	4	4	4	4	4
Other	—	—	—	—	—
Total	35	22	22	21	21
Stacked vessels	(10)	(4)	(4)	(5)	(5)
Active vessels	25	18	18	16	16
West Africa fleet:
Deepwater	28	27	26	27	27
Towing-supply	31	31	31	35	37
Other	23	25	27	31	31
Total	82	83	84	93	95
Stacked vessels	(29)	(28)	(29)	(39)	(37)
Active vessels	53	55	55	54	58
Worldwide fleet:
Deepwater	114	88	87	89	96
Towing-supply	83	82	85	91	96
Other	30	31	33	37	37
Total	227	201	205	217	229
Stacked vessels	(77)	(61)	(64)	(79)	(89)
Active vessels	150	140	141	138	140

Total active	150	140	141	138	140
Total stacked	77	61	64	79	89
Total joint venture and other vessels	5	7	8	8	8
Total	232	208	213	225	237

Note (M):  Included in total owned or chartered vessels at December 31, 2018, September 30, 2018, June 30, 2018, March 31, 2018 and December 31, 2017, were 92, 62, 66, 70 and 89 vessels, respectively, that were stacked by the company.  These vessels were considered to be in service and are included in the calculation of our total fleet utilization statistics.  Included in total joint venture and other at December 31, 2018, September 30, 2018, June 30, 2018, March 31, 2018 and December 31, 2017, were 2, 2, 5, 4, and 4 vessels, respectively, that were stacked by the company.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2018	2018	2018	2018	2017
AVAILABLE DAYS - TOTAL FLEET:

Americas fleet:
Deepwater	3,271	2,392	2,275	2,309	2,893
Towing-supply	1,806	1,422	1,399	1,350	1,441
Other	644	552	546	540	574
Total	5,721	4,366	4,220	4,199	4,908
Middle East/Asia Pacific fleet:
Deepwater	1,840	1,534	1,611	1,738	1,908
Towing-supply	2,588	2,950	3,203	3,348	3,604
Other	—	—	3	—	3
Total	4,428	4,484	4,817	5,086	5,515
Europe/Mediterranean Sea fleet:
Deepwater	2,806	1,649	1,638	1,527	1,588
Towing-supply	368	368	364	360	379
Total	3,174	2,017	2,002	1,887	1,967
West Africa fleet:
Deepwater	2,606	2,491	2,393	2,470	2,484
Towing-supply	2,852	2,852	2,821	3,123	3,340
Other	2,122	2,297	2,417	2,745	2,852
Total	7,580	7,640	7,631	8,338	8,676
Worldwide fleet:
Deepwater	10,523	8,066	7,917	8,044	8,873
Towing-supply	7,614	7,592	7,787	8,181	8,764
Other	2,766	2,849	2,966	3,285	3,429
Total	20,903	18,507	18,670	19,510	21,066

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2018	2018	2018	2018	2017
OUT-OF-SERVICE - STACKED DAYS:

Americas fleet:
Deepwater	1,288	858	819	898	1,565
Towing-supply	932	736	728	720	705
Other	296	276	182	180	206
Total	2,516	1,870	1,729	1,798	2,476
Middle East/Asia Pacific fleet:
Deepwater	572	338	364	478	705
Towing-supply	391	508	780	873	1,089
Other	—	—	—	—	3
Total	963	846	1,144	1,351	1,797
Europe/Mediterranean Sea fleet:
Deepwater	736	170	91	167	276
Towing-supply	184	184	243	270	180
Total	920	354	334	437	456
West Africa fleet:
Deepwater	625	552	590	744	671
Towing-supply	1,361	1,196	1,183	1,463	1,472
Other	681	799	878	1,305	1,295
Total	2,667	2,547	2,652	3,512	3,438
Worldwide fleet:
Deepwater	3,221	1,918	1,864	2,287	3,217
Towing-supply	2,868	2,624	2,934	3,326	3,446
Other	977	1,075	1,060	1,485	1,504
Total	7,066	5,617	5,859	7,098	8,167

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2018	2018	2018	2018	2017
AVAILABLE DAYS - ACTIVE FLEET: (N)

Americas fleet:
Deepwater	1,983	1,534	1,456	1,411	1,328
Towing-supply	874	686	671	630	736
Other	348	276	364	360	368
Total	3,205	2,496	2,491	2,401	2,432
Middle East/Asia Pacific fleet:
Deepwater	1,268	1,196	1,247	1,260	1,203
Towing-supply	2,197	2,442	2,423	2,475	2,515
Other	—	—	3	—	—
Total	3,465	3,638	3,673	3,735	3,718
Europe/Mediterranean Sea fleet:
Deepwater	2,070	1,479	1,547	1,360	1,312
Towing-supply	184	184	121	90	199
Total	2,254	1,663	1,668	1,450	1,511
West Africa fleet:
Deepwater	1,981	1,939	1,803	1,726	1,813
Towing-supply	1,491	1,656	1,638	1,660	1,868
Other	1,441	1,498	1,539	1,440	1,557
Total	4,913	5,093	4,979	4,826	5,238
Worldwide fleet:
Deepwater	7,302	6,148	6,053	5,757	5,656
Towing-supply	4,746	4,968	4,853	4,855	5,318
Other	1,789	1,774	1,906	1,800	1,925
Total	13,837	12,890	12,811	12,412	12,899

Note (N): Available Days - Active Fleet equals Available Days - Total Fleet less Out-Of-Service - Stacked Days.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2018	2018	2018	2018	2017
UTILIZATION - TOTAL FLEET: (O)

Americas fleet:
Deepwater	49.9%	50.6%	54.8%	42.2%	32.2%
Towing-supply	42.8	40.6	37.7	35.7	39.0
Other	35.3	41.2	48.3	61.9	60.8
Total	46.0%	46.1%	48.3%	42.7%	37.6%
Middle East/Asia Pacific fleet:
Deepwater	57.6%	59.0%	64.2%	54.4%	48.7%
Towing-supply	62.3	64.2	60.2	40.0	57.7
Other	—	—	100.0	—	—
Total	60.3%	62.4%	61.6%	44.9%	54.5%
Europe/Mediterranean Sea fleet:
Deepwater	66.2%	72.0%	79.5%	64.7%	69.4%
Towing-supply	39.0	44.3	29.0	25.0	24.1
Total	63.1%	67.0%	70.3%	57.1%	60.7%
West Africa fleet:
Deepwater	58.5%	61.9%	60.2%	52.3%	49.4%
Towing-supply	46.5	48.0	47.0	39.0	45.7
Other	57.3	44.2	49.2	36.6	44.8
Total	53.6%	51.4%	51.9%	42.2%	46.5%
Worldwide fleet:
Deepwater	57.7%	60.0%	63.5%	52.2%	47.2%
Towing-supply	50.6	52.7	49.9	38.3	48.6
Other	52.2	43.6	49.1	40.8	47.4
Total	54.4%	54.5%	55.5%	44.4%	47.8%

Note (O): Utilization Total Fleet equals Days Worked / Available Days Total Fleet.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2018	2018	2018	2018	2017
UTILIZATION - ACTIVE FLEET: (P)

Americas fleet:
Deepwater	82.3%	78.8%	85.7%	69.1%	70.2%
Towing-supply	88.4	84.2	78.5	76.6	76.4
Other	65.4	82.3	72.4	92.9	94.8
Total	82.1%	80.7%	81.8%	74.6%	75.8%
Middle East/Asia Pacific fleet:
Deepwater	83.6%	75.6%	82.9%	75.0%	77.2%
Towing-supply	73.3	77.5	79.6	54.1	82.7
Other	—	—	100.0	—	—
Total	77.1%	76.9%	80.8%	61.2%	80.9%
Europe/Mediterranean Sea fleet:
Deepwater	89.8%	80.3%	84.2%	72.6%	84.0%
Towing-supply	78.0	88.7	87.4	100.0	45.8
Total	88.8%	81.2%	84.4%	74.3%	79.0%
West Africa fleet:
Deepwater	77.0%	79.5%	79.9%	74.8%	67.7%
Towing-supply	88.9	82.6	81.0	73.4	81.7
Other	84.3	67.8	77.3	69.9	82.0
Total	82.8%	77.1%	79.5%	72.8%	76.9%
Worldwide fleet:
Deepwater	83.2%	78.8%	83.0%	72.9%	74.1%
Towing-supply	81.2	80.5	80.1	64.5	80.1
Other	80.7	70.1	76.4	74.5	84.5
Total	82.2%	78.3%	80.9%	69.8%	78.1%

Note (P): Utilization Active Fleet equals Days Worked / Available Days - Active Fleet.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2018	2018	2018	2018	2017
AVERAGE VESSEL DAY RATES: (Q)

Americas fleet:
Deepwater	$13,127	16,138	18,162	16,626	18,301
Towing-supply	10,722	11,115	14,349	14,191	14,700
Other	9,311	9,281	9,029	9,061	8,628
Total	$12,091	13,924	15,995	14,558	15,372
Middle East/Asia Pacific fleet:
Deepwater	$8,215	8,411	9,287	10,122	9,762
Towing-supply	6,801	6,422	6,627	6,589	6,787
Other	—	—	6,122	—	—
Total	$7,291	7,123	7,554	8,051	7,705
Europe/Mediterranean Sea fleet:
Deepwater	$10,696	9,802	9,676	9,132	9,427
Towing-supply	5,867	5,658	7,195	6,695	7,035
Total	$10,350	9,302	9,489	8,928	9,244
West Africa fleet:
Deepwater	$10,023	9,793	9,940	10,795	11,702
Towing-supply	12,675	13,019	13,054	13,245	12,979
Other	3,645	3,515	3,508	3,306	3,602
Total	$8,982	9,291	9,050	9,501	9,619
Worldwide fleet:
Deepwater	$10,747	11,121	11,779	11,606	12,142
Towing-supply	9,574	9,323	9,882	10,355	10,056
Other	4,407	4,701	4,513	4,742	4,681
Total	$9,545	9,616	10,047	10,093	10,056

Note (Q):  Average Vessel Day Rates equals Vessel Revenue / Days Worked.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(In thousands)	2018	2018	2018	2018	2017
Americas
Vessel revenues	$31,813	28,039	32,601	26,081	28,335

Vessel operating costs:
Crew costs	$15,596	12,169	11,158	9,093	11,190
Routine repairs and maintenance	2,443	2,017	1,471	1,917	2,203
Major repairs	(5)	554	58	(187)	(144)
Insurance and loss reserves	(38)	(488)	1,031	(551)	788
Fuel, lube and supplies	2,350	2,081	1,792	1,618	2,413
Other	2,523	1,787	2,790	406	1,321
Total vessel operating costs	$22,869	18,120	18,300	12,296	17,771

Vessel operating margin ($)	$8,944	9,919	14,301	13,785	10,564
Vessel operating margin (%)	28.1%	35.4%	43.9%	52.9%	37.3%

Vessel depreciation	$4,547	3,289	3,141	3,223	3,386
Amortization of deferred drydocking and survey costs	$799	569	389	90	86

Vessel operations general and administrative expenses ($)	$6,542	4,849	5,090	5,561	6,040
Vessel operations general and administrative expenses (%)	20.6%	17.3%	15.6%	21.3%	21.3%

Vessel operating profit (loss)	$(2,944)	1,212	5,681	4,911	1,052

Americas - Select operating statistics
Average vessels - Total fleet	62	47	46	47	53
Utilization - Total fleet	46.0%	46.1%	48.3%	42.7%	37.6%

Average vessels - Active fleet	35	27	27	27	26
Utilization - Active fleet	82.1%	80.7%	81.8%	74.6%	75.8%

Average day rates	$12,091	13,924	15,995	14,558	15,372

Vessels commencing drydocks	3	11	2	7	3

Major repairs expense and deferred drydocking and survey costs:
Major repairs expense	$(5)	554	58	(187)	(144)
Cash paid for deferred drydocking and survey costs	$3,406	1,099	1,097	2,775	554
	$3,401	1,653	1,155	2,588	410

Deferred drydocking and survey costs - beginning balance	$4,638	4,108	3,383	707	239
Cash paid for deferred drydocking and survey costs	$3,406	1,099	1,097	2,775	554
Amortization of deferred drydocking and survey costs	$(799)	(569)	(389)	(90)	(86)
Net vessel transfers in/out of the segment	$—	—	17	(9)	—
Deferred drydocking and survey costs - ending balance	$7,245	4,638	4,108	3,383	707

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(In thousands)	2018	2018	2018	2018	2017
Middle East/Asia Pacific
Vessel revenues	$19,474	19,927	22,406	18,388	23,176

Vessel operating costs:
Crew costs	$8,372	8,412	8,596	8,108	8,666
Routine repairs and maintenance	2,377	1,898	1,558	1,209	1,733
Major repairs	—	(39)	36	254	442
Insurance and loss reserves	154	(458)	383	(150)	771
Fuel, lube and supplies	2,402	1,394	2,221	2,339	2,653
Other	1,947	2,203	2,578	2,742	2,723
Total vessel operating costs	$15,252	13,410	15,372	14,502	16,988

Vessel operating margin ($)	$4,222	6,517	7,034	3,886	6,188
Vessel operating margin (%)	21.7%	32.7%	31.4%	21.1%	26.7%

Vessel depreciation	$2,722	2,458	2,521	2,707	2,905
Amortization of deferred drydocking and survey costs	$597	481	323	62	4

Vessel operations general and administrative expenses ($)	$2,991	4,279	3,565	3,370	3,772
Vessel operations general and administrative expenses (%)	15.4%	21.5%	15.9%	18.3%	16.3%

Vessel operating profit (loss)	$(2,088)	(701)	625	(2,253)	(493)

Middle East/Asia Pacific - Select operating statistics
Average vessels - Total fleet	48	49	53	56	60
Utilization - Total fleet	60.3%	62.4%	61.6%	44.9%	54.5%

Average vessels - Active fleet	37	40	41	41	40
Utilization - Active fleet	77.1%	76.9%	80.8%	61.2%	80.9%

Average day rates	$7,291	7,123	7,554	8,051	7,705

Vessels commencing drydocks	3	4	3	3	5

Major repairs expense and deferred drydocking and survey costs:
Major repairs expense	$-	(39)	36	254	442
Cash paid for deferred drydocking and survey costs	$2,459	1,219	1,813	1,728	209
	$2,459	1,180	1,849	1,982	651

Deferred drydocking and survey costs - beginning balance	$4,099	3,361	1,871	205	—
Cash paid for deferred drydocking and survey costs	$2,459	1,219	1,813	1,728	209
Amortization of deferred drydocking and survey costs	$(597)	(481)	(323)	(62)	(4)
Deferred drydocking and survey costs - ending balance	$5,961	4,099	3,361	1,871	205

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(In thousands)	2018	2018	2018	2018	2017
Europe/Mediterranean Sea
Vessel revenues	$20,717	12,566	13,357	9,623	11,036

Vessel operating costs:
Crew costs	$9,271	5,642	5,777	4,991	5,147
Routine repairs and maintenance	1,799	1,645	1,083	1,240	1,145
Major repairs	550	192	900	338	—
Insurance and loss reserves	380	116	247	110	311
Fuel, lube and supplies	1,294	1,195	1,136	1,810	1,038
Other	2,008	1,838	1,459	1,606	1,466
Total vessel operating costs	$15,302	10,628	10,602	10,095	9,107

Vessel operating margin ($)	$5,415	1,938	2,755	(472)	1,929
Vessel operating margin (%)	26.1%	15.4%	20.6%	-4.9%	17.5%

Vessel depreciation	$4,393	1,853	1,854	1,641	1,641
Amortization of deferred drydocking and survey costs	$636	460	385	163	—

Vessel operations general and administrative expenses ($)	$2,992	1,681	1,658	1,278	1,073
Vessel operations general and administrative expenses (%)	14.4%	13.4%	12.4%	13.3%	9.7%

Vessel operating loss	$(2,606)	(2,056)	(1,142)	(3,554)	(785)

Europe/Mediterranean Sea - Select operating statistics
Average vessels - Total fleet	35	22	22	21	21
Utilization - Total fleet	63.1%	67.0%	70.3%	57.1%	60.7%

Average vessels - Active fleet	25	18	18	16	16
Utilization - Active fleet	88.8%	81.2%	84.4%	74.3%	79.0%

Average day rates	$10,350	9,302	9,489	8,928	9,244

Vessels commencing drydocks	2	2	6	6	—

Major repairs expense and deferred drydocking and survey costs:
Major repairs expense	$550	192	900	338	—
Cash paid for deferred drydocking and survey costs	$1,635	383	1,271	2,633	—
	$2,185	575	2,171	2,971	—

Deferred drydocking and survey costs - beginning balance	$3,279	3,356	2,470	—	—
Cash paid for deferred drydocking and survey costs	$1,635	383	1,271	2,633	—
Amortization of deferred drydocking and survey costs	$(636)	(460)	(385)	(163)	—
Deferred drydocking and survey costs - ending balance	$4,278	3,279	3,356	2,470	—

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(In thousands)	2018	2018	2018	2018	2017
West Africa
Vessel revenues	$36,523	36,479	35,810	33,402	38,766

Vessel operating costs:
Crew costs	$11,894	11,392	10,837	12,032	12,145
Routine repairs and maintenance	1,826	2,382	2,263	2,816	2,246
Major repairs	415	(15)	609	117	85
Insurance and loss reserves	141	(876)	530	(480)	1,076
Fuel, lube and supplies	3,272	3,310	3,032	3,245	3,296
Other	3,998	6,886	6,467	6,741	5,487
Total vessel operating costs	$21,546	23,079	23,738	24,471	24,335

Vessel operating margin ($)	$14,977	13,400	12,072	8,931	14,431
Vessel operating margin (%)	41.0%	36.7%	33.7%	26.7%	37.2%

Vessel operating lease expense	$—	—	—	—	91
Vessel depreciation	$3,656	3,673	3,572	3,703	3,547
Amortization of deferred drydocking and survey costs	$687	503	495	323	112

Vessel operations general and administrative expenses ($)	$7,261	5,312	6,300	6,658	9,061
Vessel operations general and administrative expenses (%)	19.9%	14.6%	17.6%	19.9%	23.4%

Vessel operating profit (loss)	$3,373	3,912	1,705	(1,753)	1,620

West Africa - Select operating statistics
Average vessels - Total fleet	82	83	84	93	95
Utilization - Total fleet	53.6%	51.4%	51.9%	42.2%	46.5%

Average vessels - Active fleet	53	55	55	54	58
Utilization - Active fleet	82.8%	77.1%	79.5%	72.8%	76.9%

Average day rates	$8,982	9,291	9,050	9,501	9,619

Vessels commencing drydocks	4	2	3	3	2

Major repairs expense and deferred drydocking and survey costs:
Major repairs expense	$415	(15)	609	117	85
Cash paid for deferred drydocking and survey costs	$1380	993	353	1,724	2,259
	$1,795	978	962	1,841	2,344

Deferred drydocking and survey costs - beginning balance	$4,037	3,547	3,706	2,296	149
Cash paid for deferred drydocking and survey costs	$1,380	993	353	1,724	2,259
Amortization of deferred drydocking and survey costs	$(686)	(503)	(495)	(323)	(112)
Net vessel transfers in/out of the segment	$—	—	(17)	9	—
Deferred drydocking and survey costs - ending balance	$4,731	4,037	3,547	3,706	2,296

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(In thousands)	2018	2018	2018	2018	2017
Worldwide
Vessel revenues	$108,527	97,011	104,174	87,494	101,313

Vessel operating costs:
Crew costs	$45,133	37,615	36,368	34,224	37,148
Routine repairs and maintenance	8,445	7,942	6,375	7,182	7,327
Major repairs	960	692	1,603	522	383
Insurance and loss reserves	636	(1,706)	2,191	(1,071)	2,946
Fuel, lube and supplies	9,317	7,980	8,181	9,012	9,400
Other	10,476	12,714	13,294	11,495	10,997
Total vessel operating costs	$74,967	65,237	68,012	61,364	68,201

Vessel operating margin ($)	$33,560	31,774	36,162	26,130	33,112
Vessel operating margin (%)	30.9%	32.8%	34.7%	29.9%	32.7%

Vessel operating lease expense	$—	—	—	—	91
Vessel depreciation	$15,319	11,273	11,088	11,274	11,479
Amortization of deferred drydocking and survey costs	$2,719	2,013	1,592	638	202

Vessel operations general and administrative expenses ($)	$19,787	16,121	16,613	16,867	19,946
Vessel operations general and administrative expenses (%)	18.2%	16.6%	15.9%	19.3%	19.7%

Vessel operating profit (loss)	$(4,265)	2,367	6,869	(2,649)	1,394

Worldwide - Select operating statistics
Average vessels - Total fleet	227	201	205	217	229
Utilization - Total fleet	54.4%	54.5%	55.5%	44.4%	47.8%

Average vessels - Active fleet	150	140	141	138	140
Utilization - Active fleet	82.2%	78.3%	80.9%	69.8%	78.1%

Average day rates	$9,545	9,616	10,047	10,093	10,056

Vessels commencing drydocks	12	19	14	19	10

Major repairs expense and deferred drydocking and survey costs:
Major repairs expense	$960	692	1,603	522	383
Cash paid for deferred drydocking and survey costs	$8,880	3,694	4,534	8,860	3,022
	$9,840	4,386	6,137	9,382	3,405

Deferred drydocking and survey costs - beginning balance	$16,053	14,372	11,430	3,208	388
Cash paid for deferred drydocking and survey costs	$8,880	3,694	4,534	8,860	3,022
Amortization of deferred drydocking and survey costs	$(2,718)	(2,013)	(1,592)	(638)	(202)
Deferred drydocking and survey costs - ending balance	$22,215	16,053	14,372	11,430	3,208

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(In thousands)	2018	2018	2018	2018	2017

Consolidated EBITDA (R) (S) (T) (U) (V)	$22,528	10,958	17,709	(9,905)	13,255

Restructuring-related professional services costs	—	—	—	—	(2,031)
Merger-related professional services costs	(4,465)	(3,036)	(1,547)	—	—
Merger-related lease exit costs	(5,538)	—	—	—	—
Integration-related severance and similar costs	(2,158)	—	—	—	—
Impairment of due from affiliate	(20,083)	—	—	—	—
Long-lived asset impairments	(36,878)	(16,853)	(1,215)	(6,186)	(16,777)
Sale leaseback redelivery costs	—	—	—	—	(388)
Loss on debt extinguishment	(8,119)	—	—	—	—
Interest and other debt costs	(7,707)	(7,585)	(7,547)	(7,599)	(7,769)
Income tax benefit (expense)	(7,856)	(1,278)	(5,797)	(3,321)	2,706
Depreciation	(17,383)	(11,377)	(11,192)	(11,380)	(11,993)
Amortization of deferred drydocking and survey costs	(2,718)	(2,012)	(1,593)	(638)	(202)

Net loss	$(90,377)	(31,183)	(11,182)	(39,029)	(23,199)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(In thousands)	2018	2018	2018	2018	2017

Consolidated EBITDA (R) (S) (T) (U) (V)	$22,528	10,958	17,709	(9,905)	13,255

Restructuring-related professional service costs	—	—	—	—	(2,031)
Merger-related professional services costs	(4,465)	(3,036)	(1,547)	—	—
Merger-related lease exit costs	(5,538)	—	—	—	—
Integration-related severance and similar costs	(2,158)	—	—	—	—
Sale leaseback redelivery costs	—	—	—	—	(388)
Cash paid for interest	(8,108)	(8,084)	(7,982)	(8,152)	(8,164)
Cash paid for taxes	(3,149)	(3,596)	(3,654)	(6,429)	(3,262)
Cash paid for deferred drydocking costs	(8,880)	(3,694)	(4,534)	(8,860)	(3,022)
Change in net working capital, excluding cash	(11,181)	8,678	7,466	8,649	(4,874)
Equity in net (earnings) losses of unconsolidated companies (V)	3,871	(56)	(390)	15,439	(825)
Stock-based compensation expense	3,439	3,828	3,183	2,956	2,558
Gain on asset disposition	(8,938)	1,571	(1,338)	(1,919)	(6,612)
Changes in other, net	4,290	(1,322)	14,054	2,237	(4,372)

Net cash provided (used) in operating activities	$(18,289)	5,247	22,967	(5,984)	(17,737)

Note (R):  Consolidated EBITDA excludes interest and other debt costs, loss on debt extinguishment, income tax expense, depreciation and amortization, asset impairment charges, restructuring-related professional services costs and costs related to the redelivery of sale leaseback vessels.  Restructuring-related professional services and sale leaseback redelivery costs have been separately presented in the above table.  Restructuring-related professional services costs incurred prior to May 17, 2017 were included in general and administrative expenses and such costs incurred subsequent to May 17, 2017 were included in reorganization items in the company's Condensed Consolidated Statements of Earnings (Loss).

Note (S):  Consolidated EBITDA for the three months ended December 31, 2018, September 30, 2018, June 30, 2018, March 31, 2018 and December 31, 2017 includes non-cash, stock-based compensation expense of $3,439, $3,828, $3,183, $2,956 and $2,558, respectively.

Note (T):  Consolidated EBITDA for the three months ended December 31, 2018, September 30, 2018, June 30, 2018, March 31, 2018 and December 31, 2017 includes vessel operating lease expense of $0, $0, $0, $0 and $91, respectively.

Note (U):  Consolidated EBITDA for the three months ended December 31, 2018, September 30, 2018, June 30, 2018, March 31, 2018 and December 31, 2017 includes foreign exchange gains (losses) of $1,454, $1, $(1,002), $(348) and $(349), respectively.

Note (V):  Consolidated EBITDA and equity in net (earnings) losses of unconsolidated companies for the three months ended December 31,

2018, September 30, 2018, June 30, 2018, March 31, 2018 and December 31, 2017 includes foreign exchange gains (losses) of $0, $0,

$(5,767), $(14,823) and $(74), respectively.

Non-GAAP Financial Measures

We disclose and discuss EBITDA as a non-GAAP financial measure in our public releases, including quarterly earnings releases, investor conference calls and other filings with the Securities and Exchange Commission.  We define EBITDA as earnings (net income) before interest and other debt costs, loss on debt extinguishments, income tax expense, depreciation and amortization, reorganization items, asset impairments, and restructuring-related professional services costs included in general and administrative expenses.  Our measure of EBITDA may not be comparable to similarly titled measures presented by other companies. Other companies may calculate EBITDA differently than we do, which may limit its usefulness as a comparative measure.

We view EBITDA both as a performance and liquidity measure and, as such, we believe that the GAAP financial measures most directly comparable to it are net income and net cash provided (used) in operating activities, respectively.  Because EBITDA is not a measure of financial performance calculated in accordance with GAAP, it should not be considered in isolation or as a substitute for operating income, net income or loss, cash provided (used) in operating activities, investing and financing activities, or other income or cash flow statement data prepared in accordance with GAAP.

EBITDA is widely used by investors and other users of our financial statements as a supplemental financial measure that, when viewed with our GAAP results and the accompanying reconciliations, we believe EBITDA provides additional information that is useful to gain an understanding of the factors and trends affecting our ability to service debt, pay taxes and fund drydocking and survey costs and capital expenditures.  We also believe the disclosure of EBITDA helps investors meaningfully evaluate and compare our cash flow generating capacity from quarter-to-quarter and year-to-year.

EBITDA is also a financial metric used by management (i) as a supplemental internal measure for planning and forecasting overall expectations and for evaluating actual results against such expectations; (ii) to compare to the EBITDA of other companies when evaluating potential acquisitions; and (iii) to assess our ability to service existing fixed charges and incur additional indebtedness.